EXHIBIT 10.1

ECHOSTAR SATELLITE L.L.C.
AMENDMENT NO.1 TO RETAILER AGREEMENTS

This amendment No. 1 to Retailer Agreements (the “Amendment”) is made and effective as of this ___ day of ________________ 2006, by and between EchoStar Satellite L.L.C., formerly known as EchoStar Satellite Corporation (“EchoStar”), having a place of business at 9601 S. Meridian Blvd., Englewood, Colorado 80112, and See World Satellites, having a place of business at 1321 Wayne Ave., Indiana, Pennsylvania 15701 (“Retailer”).

WHEREAS, EchoStar and Retailer have entered into an EchoStar Retailer Agreement effective as of December 31, 2004, as previously amended (the “EchoStar Retailer Agreeemtne”);

WHEREAS, EchoStaar and Retailer have entered into a Distributor Retailer Agreement effective as of January 31, 2006 naming Mid-State Distributing Company Inc. therein as Distributor, as previously amended (the “Distirbutor Retailer Agreement”); and

WHEREAS, the parties wish to amend the EchoStar Retailer Agreement and the Distibutor Retailer Agreement as described below;

NOW, THEREFORE, in consideration of the benefits that will accrue to each party as a result of the matters described below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the EchoStar Retailer Agreement and the Distributor Retailer Agreement as follows:

1.  A new Section 3.13 shall be addend to the EchoStar Retailer Agreement and a new Section 2.14 shall be added to the Distributor Retailer Agreement, in each case as follows;

STOREFRONT LOCATIONS. Subject to and in accordance with the terms and conditions of this Agreement and the Trademark License Agreement otherwise applicable to the marketing, promotion and solicitation of orders by Retailer for Residential Programming and/or the use by Retailer of applicable DISH Network trademarks in connection therewith and all applicable Business Rules, Retailer shall at all times during the Term of this Agreement and at Retailer’s sole and exclusive cost and expense continuously and actively market, promote and solicit orders for Residential Programming within each and every retail storefront location maintained by or on behalf of Retailer and/or any of its Affiliates, including without limitation through: (i) the provisioning an maintenance at all times during the Term of this Agreement within the audio/video merchandising area of each such location (or other materially and substantially equivalent area, solely in the event no audio/video are exists in the applicable location) of a dedicated placement for the retail display of EchoStar approved point-of-sale materials and (ii) the continuous, clear, prominent and conspicuous display of the DISH Network trade name and logo within each such applicable area and location.

2.  Except as expressly modified herein, this Amendment is not intended to, and does not, alter amend or modify all or any part of the EchoStar Retailer Agreement or Distributor Retailer Agreement. The distribution of this Amendment shall not be construed as an admission or acknowledgment by EchoStar that any agreement exists between Retailer and EchoStar, that if an agreement exists, such agreement is in full force and effect or that Retailer is not in breach or default thereunder. Nothing contained herein shall serve to revive an EchoStar Retailer Agreement or Distributor Retailer Agreement that has been terminated pursuant to Section 10.2, 10.3 or 10.4 thereof. Furthermore, nothing contained herein shall constitute a waiver by either party of any rights or remedies they may have under the terms and conditions of the EchoStar Retailer Agreement or the Distributor Retailer Agreement.

3.  All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the EchoStar Retailer Agreement or the Distributor Retailer Agreement, as applicable.

4.  This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. The parties specifically acknowledge there are no unwritten side agreements or oral agreements between the parties which alter, amend, modify or supplement this Amendment.

5.  RETAILER AND ECHOSTAR HEREBY REPRESENT, WARRANT, ACKNOWLEDGE AND AGREE THAT: (A) THEIR INDEPENDENT COUNSEL HAS REVIEWED, OR THEY HAVE BEEN GIVEN A REASONABLE OPPORTUNITY FOR THEIR INDEPENDENT COUNSEL TO REVIEW (BUT DECLINED SUCH REVIEW), THIS AMENDMENT; (B) THE TERMS AND CONDITIONS OF THIS AMENDMENT, AND EACH AND EVERY PARAGRAPH AND EVERY PART HEREOF, HAVE BEEN COMPLETELY AND CAREFULLY READ BY , AND EXPLAINED TO, THE PARTIES; (C) THE TERMS AND CONDITIONS OF THIS AMENDMENT ARE FULLY AND COMPLETELY UNDERSTOOD BY EACH PARTY AND EACH PARTY IS COGNIZANT OF ALL OF SUCH TERMS AND CONDITIONS AND THE EFFECT OF EACH AND ALL OF SUCH TERMS AND CONDITIONS; AND (D) THIS AMENDMENT IS MADE AND ENTERED INTO VOLUNTARILY BY EACH PARTY, FREE OF UNDUE INFLUENCE, COERCION, DURESS, MENACE OR FRAUD OF ANY KIND WHATSOEVER, AND HAS BEEN EXECUTED BY EACH PARTY OF THEIR OWN FREE WILL.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

ECHOSTAR SATELLITE L.L.C.

By: ______________________
Name:
Title:

RETAILER

By: ______________________
Name:
Title: